UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2009
BERKSHIRE HILLS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51584	04-3510455

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 North Street, Pittsfield, Massachusetts	01201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (413) 443-5601
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 27, 2009, Berkshire Hills Bancorp, Inc. (the “Company”), the holding company for Berkshire Bank, announced: (1) its financial results for the quarter ended September 30, 2009; (2) the opening of its Springfield, Massachusetts regional headquarters; (3) plans to file a $150 million universal shelf registration statement with the U.S. Securities and Exchange Commission; and (4) the declaration of a quarterly dividend of $.16 per share. The press release containing these announcements is filed as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Shell Company Transactions. Not applicable.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 27, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.
DATE: October 28, 2009	By:	/s/ Michael P. Daly
Michael P. Daly
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 27, 2009